Goodwill and Other Intangible Assets - Estimated Amortization Expense Related to Acquired Intangible Assets and Integrated Software System (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013 Acquired Intangible Assets [Member]	Dec. 31, 2012 Integrated Software Systems [Member]
Finite-Lived Intangible Assets [Line Items]
2014	$ 22.2	$ 2.2
2015	22.2	2.2
2016	22.2	0.7
2017	22.1
2018	$ 22.1